================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) February 27, 2002

         MORGAN STANLEY DEAN WITTER CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2002 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2002-NC1)

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., Series 2002-NC1
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              333-59060                                13-3291626
-----------------------------------    -----------------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)

        1585 Broadway, New York, New York                     10036
-------------------------------------------------  -----------------------------
    (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 296-7000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
================================================================================

ITEM 5.  OTHER EVENTS.

         On or about March 1, 2002, the Registrant will cause the issuance and sale of certain of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2002-NC1 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002, among Morgan Stanley Dean Witter Capital I Inc., as depositor, U.S. Bank National Association, as trustee, NC Capital Corporation, as responsible party and The Provident Bank, as servicer.

         In connection with the sale of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that Morgan Stanley has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-59060 which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by Morgan Stanley. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by Morgan Stanley at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)               Financial Statements

                  Not applicable.

(b)               Pro Forma Financial Information.

                  Not applicable.

(c)               Exhibits.

              ITEM 601(a) OF
              REGULATION S-K
EXHIBIT NO.   EXHIBIT NO.       DESCRIPTION
-----------   -----------       -----------

     1            99            Computational Materials--Computational Materials
                                (as defined in Item 5) that have been provided by Morgan Stanley to certain prospective purchasers of Morgan Stanley Dean Witter Capital
                                I Inc. Mortgage Pass Through Certificates,
                                Series 2002-NC1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                           (Registrant)

Dated: February __, 2002               By: /s/ Cecilia Tarrant
                                           ----------------------------
                                           Name:  Cecilia Tarrant
                                           Title: Vice President

                                INDEX OF EXHIBITS

                  ITEM 601(A) OF            SEQUENTIALLY
EXHIBIT           REGULATION S-K            NUMBERED
NUMBER            EXHIBIT NO.               DESCRIPTION
------            -----------               -----------

Exhibit 1         99                        Computational Materials